CONSULTING AGREEMENT

            This Agreement is made and entered into as of the 25th day of February __, 2001 by and between Carlton Fleming (the "Consultant") and Monogram Pictures, Inc. ( the "Company") whose principal place of business is located at 777 North Palm Canyon Dr, Palm Springs CA., both of whom enter this agreement under the following terms and conditions:

                                   WITNESSETH:

            WHEREAS, Monogram Pictures, Inc. desires to retain the services of the Consultant; and

            WHEREAS, the Consultant has experience in providing a variety of services to this Company that are seeking expert consultation on matters such as Inside Product Sales efforts, and legal and accounting expertise; and

           WHEREAS, the Company desires to retain and Consultant is willing to be retained for services to the Company under the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of, and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

            1.    Duties of Consultant
                  --------------------

                  a. Consultant is to provide advice and opinions relating to the Company and assignees of any individual relating to all matters; and it is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which Consultant is bound. The Company acknowledges that the Consultant is in the business of providing other public companies with advise of the type contemplated by this Agreement. Nothing herein contained shall be construed to limit or restrict the Consultant in conducting such business with respect to others, or rendering such advice to others.

                  b. During the term of this Agreement, the Consultant will provide the Company with product sales related advice as specified below provided that the consultant shall not be required to undertake duties not reasonably within the scope of the consulting advisory service in which Consultant is engaged generally. In performance of these duties, the Consultant shall provide the Company with the benefits of its best judgment and efforts. It is understood and acknowledged by the parties that the value of the Consultant's advice is not measurable in any quantitative manner, except as described herein and that the amount of time spent rendering such consulting advice shall be determined according to the Consultant's discretion.

                  c. The Consultant's duties shall include, but will not necessarily be limited to:

                           (i) Recommendations relating to the promotion of specific business operations and investments; and
                           (ii) Advice regarding publicity and promotions related to sales of the Companies products, and its subsidiaries products.

          2.      Term
                  ----

                  The term of this Agreement shall be for six (6) months commencing as of the execution of this Agreement ("commencement date") provided, however, that this Agreement may be renewed or extended upon such terms and conditions as may be mutually agreed upon by the parties hereto or may be canceled by giving thirty (30) day written notice by either party to this agreement. If the Company/Individual cancels, it hereby agrees that it is not

         3.       Payment
                  -------

                  At the beginning of each Term of this Agreement Under this Consultant shall be paid a non-refundable retainer of 100,000 shares of MOPX.OB.

         4.       Good Faith Performance
                  ----------------------

                  In the performance of its services, Consultant shall be obligated to act only in good faith, and shall not be liable to the Company/Individual for errors in judgment not the result of willful misconduct. Consultant may look to such others for factual information, economic advice and/or research upon which to base its advice to the Company/Individual hereunder as Consultant shall in good faith deem appropriate.

          5.      Notice
                  ------

                  Any notice or other communications between parties hereto shall be sufficiently given if sent by Federal Express or certified or registered mail, postage prepaid, if to the other party's principal place of business or to such address as may be hereafter designated in writing by one party to the other. Such notice or other communication shall be deemed to be given on the date verification of delivery was received.

          6.      Entire and Sole Agreement
                  -------------------------

                  This Agreement embodies the entire Agreement and understanding between the Company/Individual and the Consultant and supersedes any and all negotiations, prior discussions and preliminary and prior agreements and understandings related to the subject matter hereof. This Agreement may be modified only by a written agreement signed by all parties.

          7.      Authority
                  ---------

                  This  Agreement  has  been  dully  authorized,   executed  and
         delivered by and on behalf of the Company and Consultant.

          8.      Governing Law
                  -------------

                  This   Agreement   shall  be  construed  and   interpreted  in
         accordance with the laws of the State of California.

          9.      Successors and Assigns
                  ----------------------

                  This Agreement and the rights hereunder shall not be assigned by either party (except by operation of law) and shall be binding upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives.

         10.      Indemnification/Hold Harmless
                  -----------------------------

                  The Company irrevocably covenants, promises and agrees to indemnify Consultant and to hold Consultant harmless from and against any and all losses, claims, expenses, suits, damages, costs, demands or liabilities, joint or several, of whatever kind or nature which the Company may sustain or to which the Company may become subject or arising out of or relating in any way to the subject matter of its day to day operations and actions of its officers and directors including, without limitation, in each case attorneys' fees, costs and expenses actually incurred in defending against or enforcing any such losses, claims, expenses, suits, damages or liabilities.

         11.      Severability
                  ------------

                  The provisions of this Agreement are meant to be enforced severally so that the determination that one or more provisions are enforceable or invalid shall not affect or render invalid any other provision of this Agreement, and such other provisions shall continue to be in full force in accordance with their terms.

         12.      Attorney's Fees
                  ---------------

                  In the event that either party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorney's fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

         13.      Waiver
                  ------

                  No waiver of any right, remedy or breach of a duty as provided herein shall be effective unless it is in writing and is signed by the waiving party, no such waiver shall constitute a waiver of any other right, remedy, or breach; and no delay or failure to enforce any right or remedy shall preclude or affect the later enforcement of such right or remedy.

         14.      No Agency or Partnership
                  ------------------------

                  The Company's agreement to cooperate with consultant in connection with the provisions of this Agreement shall not be construed as making either party an agent or partner of the other partner.

         15.      Captions
                  --------

                  The paragraph and other headings contained in this Agreement are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

         16.      Counterparts
                  ------------

                  This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.


         IN WITNESS WHERE OF, the parties hereto have executed this Agreement as of the date set forth above.

By:                                               By:



/s/DONNA ANDERSON                                 /s/CARLTON FLEMING
--------------------------------                  ------------------------------
Monogram Pictures, Inc                            Carlton Fleming